STATEMENT OF ADDITIONAL INFORMATION

MIDAS FUND
MIDAS SPECIAL FUND
MIDAS PERPETUAL PORTFOLIO

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement to the Statement of Additional Information Dated April 30, 2010

August 25, 2010

This supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated April 30, 2010 regarding Midas Fund, Inc., Midas Special Fund, Inc., and Midas Perpetual Portfolio, Inc. (each, a “Fund,” and collectively, the “Funds”). The SAI is not a prospectus and should be read in conjunction with the Funds’ prospectus, dated April 30, 2010 (“Prospectus”).  The SAI is incorporated by reference into the Prospectus; in other words, the SAI also is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432).

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The following replaces in its entirety the section entitled “DETERMINATION OF NET ASSET VALUE”:

A Fund’s NAV per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange (“NYSE”) (currently, 4:00 p.m., eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading (“Business Day”).  The NYSE is generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (Presidents’ Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by each Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.